Filed Pursuant to Rule 497(d)

Invesco Unit Trusts, Series 2042

U.S. Defense Portfolio 2020-1

Supplement to the Prospectus

Effective April 3, 2020, United Technologies Corporation (ticker: UTX) finalized its merger with the Raytheon Company. As part of the merger, United Technologies Corporation has changed its name to Raytheon Technologies Corporation and is trading under the ticker “RTX.”

Notwithstanding anything to the contrary in the Prospectus, the Portfolio now holds, and will continue to purchase, shares of Raytheon Technologies Corporation.

Supplement Dated: April 3, 2020